OTHER INVESTMENT	12 Months Ended
Jun. 30, 2021
OTHER INVESTMENT
5. OTHER INVESTMENT
5.	OTHER INVESTMENT

On September 18, 2018, the Company subscribed for 500,000 convertible preferred shares of NWN Inc. (“NWN”) at a price of $1.00 per preferred share (each, a “Preferred Share”) for a total consideration of $500,000. Each Preferred Share is convertible into one common share of NWN, subject to appropriate adjustments for any stock splits, consolidations or other recapitalizations. The Company had pledged the Preferred Shares of NWN as security for Promissory Note B as disclosed in Note 19. Due to the default provisions of Promissory Note B, the pledged Preferred Shares for NWN were called on October 26, 2020 as described on Note 19, and resulted in loss on the settlement of debt in the amount of $184,540 during the year ended June 30, 2020. As at June 30, 2021, the value of the NWN investment amounted to $nil (June 30, 2020 - $nil)